UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  August 30, 2010

Tiger Oil and Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53241	20-5936198

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

7230 Indian Creek Ln. Ste. 201 Las Vegas, NV	89149
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:      (702) 839-4029

UTEC, Inc.
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement.

On August 20, 2010, UTEC, Inc. entered into a Plan of Merger merging Tiger Oil and Energy, Inc. into UTEC, Inc..  Tiger Oil and Energy, Inc., a Nevada corporation (“Tiger Oil and Energy”), was a wholly owned subsidiary of UTEC, Inc., a Nevada corporation (“UTEC”).    UTEC was the corporation surviving the Merger and changed its name to “Tiger Oil and Energy, Inc.”   The Merger was effective on September 7, 2010, after filing articles of merger providing for the Merger with the Nevada Secretary of State.  The officers of UTEC immediately prior to the Effective Time are the officers of UTEC as of and after the Effective Time, and each of them shall hold office until their respective successor is elected and qualified, or until their earlier resignation or removal.   The directors of UTEC immediately prior to the Effective Time are the directors of UTEC as of and after the Effective Time, and each of them shall hold office until their respective successor is elected and qualified, or until their earlier resignation or removal.  At the Effective Time, all of the outstanding shares of common stock, par value $0.001 per share, of Tiger Oil and Energy held by UTEC, which represent all of the issued and outstanding securities of Tiger Oil and Energy, were cancelled.  No shares of UTEC are to be issued.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 20, 2010, UTEC, Inc. entered into a Plan of Merger merging Tiger Oil and Energy, Inc. into UTEC, Inc..  Tiger Oil and Energy, Inc., a Nevada corporation, was a wholly owned subsidiary of UTEC, Inc., a Nevada corporation.    UTEC was the corporation surviving the Merger and changed its name to “Tiger Oil and Energy, Inc.”   The Merger was effective on September 7, 2010, after filing articles of merger providing for the Merger with the Nevada Secretary of State.  The officers of UTEC immediately prior to the Effective Time are the officers of UTEC as of and after the Effective Time, and each of them shall hold office until their respective successor is elected and qualified, or until their earlier resignation or removal.   The directors of UTEC immediately prior to the Effective Time are the directors of UTEC as of and after the Effective Time, and each of them shall hold office until their respective successor is elected and qualified, or until their earlier resignation or removal.   At the Effective Time, all of the outstanding shares of common stock, par value $0.001 per share, of Tiger Oil and Energy held by UTEC, which represent all of the issued and outstanding securities of Tiger Oil and Energy, were cancelled.  No shares of UTEC are to be issued.

Item 9.01    Financial Statements and Exhibits.

(d)                Exhibits

No.	Exhibits

3	Articles of Merger

3a	Amendment of Articles

99.1	Plan of Merger

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly cause this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIGER OIL AND ENERGY, INC.

Date: September 15, 2010	By: /s/ Kenneth B. Liebscher
Kenneth B. Liebscher, President and
Chief Executive Officer

EXHIBIT INDEX

No.	Exhibits

3	Articles of Merger

3a	Amendment of Articles

99.1	Plan of Merger